UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------
                                    Form 8-K
                                    --------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 1, 2006


                              RF MONOLITHICS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-24414                75-1638027
          --------                      -------                ----------
(State or other jurisdiction    (Commission File Number)     (IRS. Employer
     of incorporation)                                     Identification No.)


                                 4441 Sigma Road
                               Dallas, Texas 75244
          (Address of principal executive offices, including zip code)

                          (214) 233-2903 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         Reference is made to the press release dated September 6, 2006 announcing the closing of the acquisition of the business of Caver-Morehead Systems, Inc. by the Registrant, which press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated September 6, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RF MONOLITHICS, INC.



                               By:   /s/  David M. Kirk
                                    ---------------------------------------
                                     David M. Kirk
                                     President and Chief Executive Officer

Dated:  September 6, 2006

                                  EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------
99.1                            Press Release dated September 6, 2006.